Exhibit 10.7

SUMMARY SHEET OF EXECUTIVE CASH COMPENSATION

This Summary Sheet contains the 2019 and 2020 annual base salaries and target percentages under the Key Officers Incentive Plan (“KOIP”) adopted by the Board’s Compensation Committee (the “Committee”) on November 5, 2018 and November 4, 2019, respectively, and the 2019 individual performance goals (“IPGs”) adopted by the Committee on November 5, 2018, for the Company’s principal executive officer, principal financial officer and other named executive officers.

Named Executive Officers	2019 Base Salary	2020 Base Salary
Karl G. Glassman, President & CEO (Chairman and CEO, effective 1/1/2020)	$1,225,000	$1,225,000
J. Mitchell Dolloff, COO & EVP, President – Specialized Products & Furniture Products (President & COO, President – Bedding Products, effective 1/1/2020)	$600,000	$700,000
Jeffrey L. Tate, EVP & CFO[1]	$550,000	$570,000
Perry E. Davis, EVP, President – Residential Products & Industrial Products[2] (SVP – Operations, effective 1/1/2020)	$530,000	$530,000
Scott S. Douglas, SVP – General Counsel & Secretary	$420,000	$450,000
Matthew C. Flanigan, Former EVP & CFO[3]	$572,000	N/A

[1]

As previously reported, on August 6, 2019, Mr. Tate was appointed Executive Vice President and Chief Financial Officer, effective September 3, 2019 (“Start Date”). In addition to his base salary, Mr. Tate received a one-time cash sign-on bonus of $250,000 upon the Start Date, which must be repaid if he terminates his employment without “Good Reason,” or is terminated for “Cause” within the first year of employment, and half of which must be repaid, under the same circumstances, within the second year of employment. Moreover, if Mr. Tate is terminated, other than for “Cause,” death or disability, or if he terminates his employment for “Good Reason,” then the Company must pay Mr. Tate (a) 12 months of base salary if the termination occurs within the first 12 months after the Start Date, or 6 months of base salary if the termination occurs between 12 and 24 months after the Start Date; (b) a pro-rata incentive award under the KOIP for the year in which the termination occurred; and (c) a lump sum payment equal to 18 months of COBRA medical coverage. The Company must also provide reasonable and customary outplacement services for the shorter of 12 months from termination or the date Mr. Tate accepts another position. For definitions of “Good Reason” and “Cause,” reference is made to the Separation Agreement between Mr. Tate and the Company, dated August 6, 2019, filed August 6, 2019 as Exhibit 10.12 to the Company’s Form 8-K.

[2]

As previously reported, Mr. Davis notified the Company of his decision to retire from the Company effective February 7, 2020. He will serve in a non-executive officer role as Senior Vice President – Operations, beginning January 1, 2020. As such, he did not receive a salary adjustment for 2020.

[3]

As previously reported, on September 3, 2019, Mr. Flanigan retired as Chief Financial Officer and began serving in a non-executive officer position. Also, as previously reported, on September 25, 2019, he notified the Company of his decision to retire from the Company effective December 31, 2019. As such, Mr. Flanigan will not receive a salary in 2020.

Except as noted below, the named executive officers will be eligible to receive an annual cash incentive under the KOIP (filed February 28, 2019 as Exhibit 10.1 to the Company’s Form 8-K) in accordance with the 2020 KOIP Award Formula (expected to be adopted in February 2020). Each executive’s cash award is expected to be calculated by multiplying his annual base salary at the end of the KOIP plan year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula adopted by the Committee for that year. The Award Formula in 2019 consisted of three performance criteria: Return on Capital Employed (“ROCE”) (60% Relative Weight), Cash Flow (20% Relative Weight) and individual performance goals (“IPGs”) (20% Relative Weight). The performance criteria for 2020 is not expected to include IPGs but is expected to include ROCE and Cash Flow. As previously reported, the Target Percentages in 2019, and as adopted for 2020 by the Committee on November 4, 2019, for the principal executive officer, principal financial officer, and other named executive officers are shown in the following table.

Named Executive Officers	2019 KOIP Target Percentage	2020 KOIP Target Percentage
Karl G. Glassman, President & CEO (Chairman and CEO, effective 1/1/2020)	120%	120%
J. Mitchell Dolloff, COO & EVP, President – Specialized Products & Furniture Products (President & COO, President – Bedding Products, effective 1/1/2020)	100%	100%
Jeffrey L. Tate, EVP & CFO[1]	80%	80%
Perry E. Davis, EVP, President – Residential Products & Industrial Products[2] (SVP – Operations, effective 1/1/2020)	80%	N/A
Scott S. Douglas, SVP – General Counsel & Secretary	60%	60%
Matthew C. Flanigan, Former EVP & CFO[3]	80%	N/A

[1]

As previously reported, on August 6, 2019, Mr. Tate was appointed Executive Vice President and Chief Financial Officer, effective September 3, 2019. As such, his 2019 KOIP Target Percentage was set on August 6, 2019. Also, in 2019, Mr. Tate’s KOIP Award Formula, will not be based on the 2019 Award Formula (60% ROCE, 20% Cash Flow and 20% IPGs), but rather will be based on 70% ROCE and 30% Cash Flow of the Company, prorated for the number of days employed in 2019.

[2]

As previously reported, Mr. Davis notified the Company of his decision to retire from the Company, effective February 7, 2020. He will serve in a non-executive officer role as Senior Vice President – Operations, beginning January 1, 2020. As such, he will not receive a KOIP incentive in 2020.

[3]

As previously reported, on September 3, 2019, Mr. Flanigan retired as Chief Financial Officer and began serving in a non-executive officer position. On September 25, 2019, he notified the Company of his decision to retire from the Company effective December 31, 2019. As such, Mr. Flanigan will not receive a KOIP incentive in 2020. Mr. Flanigan’s 2019 KOIP incentive will not be based on the 2019 Award Formula (60% ROCE, 20% Cash Flow, and 20% IPGs), but rather will be based on 70% ROCE and 30% Cash Flow of the Company.

Individual Performance Goals. On November 5, 2018, the Committee adopted IPGs for our named executive officers for 2019. Except as noted below, the 2019 KOIP Award Formula, provides that 20% of each executive’s cash award under our KOIP will be based on the achievement of IPGs. The 2020 KOIP Award Formula is expected to be adopted in February 2020 and is not expected to include IPGs. The IPGs for our named executive officers in 2019 are:

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Named Executive Officers	2019 IPGs	2020 IPGs
Karl G. Glassman, President & CEO (Chairman and CEO, effective 1/1/2020)	Acquisition integration, succession planning, CFO onboarding and communications strategy	N/A
J. Mitchell Dolloff, COO & EVP, President – Specialized Products & Furniture Products (President & COO, President – Bedding Products, effective 1/1/2020)	Implementation of growth strategy and succession planning	N/A
Jeffrey L. Tate, EVP & CFO[1]	N/A	N/A
Perry E. Davis, EVP, President – Residential Products & Industrial Products[2] (SVP – Operations, effective 1/1/2020)	Acquisition integration and succession planning	N/A
Scott S. Douglas, SVP – General Counsel & Secretary	Implementation of growth strategy, succession planning and operational initiatives	N/A
Matthew C. Flanigan, Former EVP & CFO[3]	N/A	N/A

[1]	As previously reported, on August 6, 2019, Mr. Tate was appointed Executive Vice President and Chief Financial Officer, effective September 3, 2019. As such, Mr. Tate was not assigned IPGs for 2019.
[2]

As previously reported, Mr. Davis notified the Company of his decision to retire from the Company, effective February 7, 2020. He will serve in a non-executive officer role as Senior Vice President – Operations, beginning January 1, 2020.

[3]

As previously reported, on September 3, 2019, Mr. Flanigan retired as Chief Financial Officer and began serving in a non-executive officer position. On September 25, 2019, he notified the Company of his decision to retire from the Company effective December 31, 2019. Mr. Flanigan was not assigned IPGs for 2019.

The achievement of the IPGs is measured by the following schedule.

Individual Performance Goals Payout Schedule
Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

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